Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent events
(22)	Subsequent events

On January 10, 2019, the Company had granted an additional 6.5 million ADS (equivalent of 130,000,000 ordinary shares) to the Participants. On January 24, 2019, the Group announced the completion of its expanded share repurchase program under the 521 Plan previously authorized by its board of directors (the “Board”). Pursuant to Board approval previously announced in August 2018, on January 24, 2019, the Company resold the 1,423,774 ADS (equivalent of 28,475,480 ordinary shares) which were held in treasury to Employee Companies established on behalf of 521 plan’s Participants, at USD25.6 per ADS (equivalent of USD1.28 per ordinary share). In the meantime, the Company was approved by the Board to newly issue and sell 101,524,520 ordinary shares to 521 Plan Employee Companies established on behalf of 521 plan’s Participants at the same price. There was RMB35,304 unrecognized share-based compensation expense related to unvested share options granted to the 521 plan’s participants as of January 10, 2019. Pursuant to the Company’s 521 Plan, 280,000,000 ordinary shares had been purchased by 521 Plan Employee Companies at the weighted average price of USD1.37 per ordinary share.

On March 11, 2019, the Group’s Board of Directors declared a quarterly dividend of US$0.0125 per ordinary share, or US$0.25 per ADS, amounting to a total of US$17,498. The dividend will be paid to shareholders of record on March 21, 2019.

On March 11, 2019, the Group announced that its board of directors has approved its management’s proposal to increase its annual aggregate dividend by 20% from US$1.0 per American Depository Share (“ADS”) in 2018 to US$1.2 per ADS, or US$0.06 per ordinary share in 2019. The dividend will be paid on a quarterly basis, with US$0.3 per ADS, or US$0.015 per ordinary share, payable in each of the next four quarters.